Exhibit 99.1

Press Release

Applied Micro Circuits Corporation Reports Fourth Quarter & Full Year Fiscal 2016 Financial Results

Company Delivers Fifth Sequential Quarter of Revenue Growth and Improved Non-GAAP Earnings

SANTA CLARA, Calif., April 28, 2016 (GLOBE NEWSWIRE) - Applied Micro Circuits Corporation (Nasdaq: AMCC) (“AppliedMicro”) today reported its financial results for the fiscal fourth quarter and full year ended March 31, 2016.

Q4 Fiscal 2016 Financial Information

•	Consolidated net revenue of $41.1 million, representing the fifth sequential quarter of revenue growth

•	GAAP net loss of $8.9 million or $0.11 per share

•	Non-GAAP net loss narrows to $1.4 million, or $0.02 per share

Full Year Fiscal 2016 Financial Information

•	Consolidated net revenue of $159.3 million

•	GAAP net loss of $32.6 million, or $0.39 per share

•	Non-GAAP net loss improves to $9.2 million, or $0.11 per share

•	Total cash, cash equivalents and short-term investments of approximately $83.8 million as of March 31, 2016

Commenting on Applied Micro’s fiscal 2016 fourth quarter and full year operations, Dr. Paramesh Gopi, President and Chief Executive Officer, said, “We are pleased to announce another strong quarter of solid financial results. Fourth quarter fiscal 2016 revenue of $41.1 million represents our fifth consecutive quarter of improving sales, and was driven by strength in our Connectivity business and driven by our ability to deliver 16nm PAM4 solutions to our customers. Overall, fiscal 2016 was a very important year for Applied Micro, highlighted by multiple Tier One X-Gene deployments, our launch of X-Gene 3, and our leadership in 100Gbps PAM4 for data center interconnectivity.”

AppliedMicro provides non-GAAP results as additional information relating to its financial condition and business trends. This information should be considered in conjunction with corresponding GAAP measures. A reconciliation between GAAP and non-GAAP financial results is provided in the financial tables section of this press release.

Conference Call and Webcast

Management will host a conference call and simultaneous webcast to discuss fourth quarter and full year fiscal 2016 results and business and financial outlook today, April 28, 2016, at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time.

DIAL-IN:	(855) 777-0852
PASSCODE:	81179007
WEBCAST:	Investor Relations section of the Company’s website at www.apm.com

A replay of the call will be available starting at 9:00 PM Eastern Time and can be accessed by dialing 855-859-2056 or 404-537-3406 and using the access code 81179007. The replay will be available for seven days.

About AppliedMicro

Applied Micro Circuits Corporation is a global leader in computing and connectivity solutions for next-generation cloud infrastructure and data centers. AppliedMicro delivers silicon solutions that dramatically lower total cost of ownership. Corporate headquarters are located in Santa Clara, California. www.apm.com.

(C) Copyright 2016, Applied Micro Circuits Corporation. AppliedMicro, X-Gene, X-Weave, HeliX, Server on a Chip, Cloud Processor and Cloud Server are trademarks or registered trademarks of Applied Micro Circuits Corporation. All other product or service names are the property of their respective owners.

Forward-Looking Statements

This press release contains forward-looking statements that reflect the Company's current views and expectations with respect to future events and financial performance, including statements regarding the Company's strategic focus; new product development, commercialization and customer acceptance; the development of the X-Gene and ARM ecosystems; the anticipated performance of the Company’s base business; and future revenues, expenses and liquidity. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company's products, successful and timely development of products, an evolving competitive landscape, rapid technological change, increased supplier lead times and other supply chain constraints, the businesses and budgeting decisions of the Company's major customers, which may cause delays, reductions, rescheduling or cancellation of customer orders, successful management and retention of key personnel and service providers, market acceptance of new products and technologies, legal and regulatory developments, and general economic conditions, and do not take into account any restructuring or related activities that the Company may undertake. More information about potential factors that could affect the Company's business and financial results is included in the "Risk Factors" set forth in the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2015, and its other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

CONTACT:

Investor Relations Contact:
Suzanne Schmidt
Phone: (415) 217-4962
E-Mail: suzanne@blueshirtgroup.com

Media Contact:
Mike Major
Phone: (408) 542-8831
E-mail: mmajor@apm.com

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2016	March 31, 2015
	(unaudited)
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$83,845	$75,358
Accounts receivable, net	9,265	12,407
Inventories	16,148	23,514
Other current assets	10,775	16,840
Total current assets	120,033	128,119
Property and equipment, net	13,293	16,749
Goodwill	11,425	11,425
Other assets	1,541	2,570
Total assets	$146,292	$158,863
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$8,599	$13,896
Other current liabilities	20,862	17,571
Total current liabilities	29,461	31,467
Non-current liabilities	1,793	4,291
Stockholders' equity	115,038	123,105
Total liabilities and stockholders' equity	$146,292	$158,863

APPLIED MICRO CIRCUITS CORPORATION
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Fiscal Years Ended
	March 31, 2016	December 31, 2015	March 31, 2015	March 31, 2016	March 31, 2015
Net revenues	$41,108	$40,623	$37,048	$159,287	$165,011
Cost of revenues	16,934	18,241	16,482	69,739	69,297
Gross profit	24,174	22,382	20,566	89,548	95,714
Operating expenses:
Research and development	25,113	22,377	24,583	91,518	107,220
Selling, general and administrative	8,138	8,232	7,959	33,507	33,643
Amortization of purchased intangible assets	—	—	—	—	104
Restructuring	(57)	(29)	4,098	25	5,421
Total operating expenses	33,194	30,580	36,640	125,050	146,388
Operating loss	(9,020)	(8,198)	(16,074)	(35,502)	(50,674)
Interest and other income (expense), net	229	169	1,029	2,307	(292)
Loss before income taxes	(8,791)	(8,029)	(15,045)	(33,195)	(50,966)
Income tax provision (benefit)	116	170	99	(624)	1,092
Net loss	$(8,907)	$(8,199)	$(15,144)	$(32,571)	$(52,058)
Basic and diluted net loss per share:	$(0.11)	$(0.10)	$(0.19)	$(0.39)	$(0.66)
Shares used in calculating basic and diluted net loss per share	84,127	83,191	80,667	82,668	78,814

APPLIED MICRO CIRCUITS CORPORATION
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Fiscal Years Ended
	March 31, 2016	December 31, 2015	March 31, 2015	March 31, 2016	March 31, 2015
GAAP net loss	$(8,907)	$(8,199)	$(15,144)	$(32,571)	$(52,058)
Adjustments:
Stock-based compensation expense	7,637	6,141	4,002	25,804	18,305
Amortization of purchased intangible assets	—	—	—	—	104
Veloce acquisition consideration	—	—	2,090	—	9,230
Restructuring	(57)	(29)	4,098	25	5,421
Impairment of strategic investments	—	—	500	—	3,000
Reversals of impairment charges upon sales of marketable securities	—	—	(1,176)	(1,694)	(1,334)
Income tax effect on non-GAAP adjustments	(84)	(30)	(151)	(761)	(458)
Total GAAP to Non-GAAP adjustments	7,496	6,082	9,363	23,374	34,268
Non-GAAP net loss	$(1,411)	$(2,117)	$(5,781)	$(9,197)	$(17,790)
Diluted non-GAAP net loss per share	$(0.02)	$(0.03)	$(0.07)	$(0.11)	$(0.23)
Shares used in calculating diluted non-GAAP net loss per share	84,127	83,191	80,667	82,668	78,814
Diluted net loss per share:
GAAP diluted net loss per share	$(0.11)	$(0.10)	$(0.19)	$(0.39)	$(0.66)
GAAP to non-GAAP adjustments	0.09	0.07	0.12	0.28	0.43
Non-GAAP diluted net loss per share	$(0.02)	$(0.03)	$(0.07)	$(0.11)	$(0.23)

APPLIED MICRO CIRCUITS CORPORATION
SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS
(in thousands)
(unaudited)

	Three Months Ended			Fiscal Years Ended
	March 31, 2016	December 31, 2015	March 31, 2015	March 31, 2016	March 31, 2015
GROSS PROFIT:
GAAP gross profit	$24,174	$22,382	$20,566	$89,548	$95,714
Stock-based compensation expense	172	140	69	521	289
Non-GAAP gross profit	$24,346	$22,522	$20,635	$90,069	$96,003
OPERATING EXPENSES:
GAAP operating expenses	$33,194	$30,580	$36,640	$125,050	$146,388
Stock-based compensation expense	(7,465)	(6,001)	(3,933)	(25,283)	(18,016)
Amortization of purchased intangible assets	—	—	—	—	(104)
Veloce acquisition consideration	—	—	(2,090)	—	(9,230)
Restructuring	57	29	(4,098)	(25)	(5,421)
Non-GAAP operating expenses	$25,786	$24,608	$26,519	$99,742	$113,617
INTEREST AND OTHER INCOME (EXPENSE), NET
GAAP interest and other income (expense), net	$229	$169	$1,029	$2,307	$(292)
Impairment of strategic investments	—	—	500	—	3,000
Reversals of impairment charges upon sales of marketable securities	—	—	(1,176)	(1,694)	(1,334)
Non-GAAP interest and other income, net	$229	$169	$353	$613	$1,374
INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$116	$170	$99	$(624)	$1,092
Income tax adjustment	84	30	151	761	458
Non-GAAP income tax expense	$200	$200	$250	$137	$1,550
RESEARCH AND DEVELOPMENT :
GAAP research and development	$25,113	$22,377	$24,584	$91,518	$107,220
Stock-based compensation expense	(5,503)	(4,500)	(2,619)	(18,018)	(11,658)
Veloce acquisition consideration	—	—	(2,090)	—	(9,230)
Non-GAAP research and development	$19,610	$17,877	$19,875	$73,500	$86,332
SELLING, GENERAL AND ADMINISTRATIVE :
GAAP selling, general and administrative	$8,138	$8,232	$7,959	$33,507	$33,643
Stock-based compensation expense	(1,962)	(1,501)	(1,314)	(7,265)	(6,358)
Non-GAAP selling, general and administrative	$6,176	$6,731	$6,645	$26,242	$27,285

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended			Fiscal Years Ended
	March 31, 2016	December 31, 2015	March 31, 2015	March 31, 2016	March 31, 2015
Operating activities:
Net loss	$(8,907)	$(8,199)	$(15,144)	$(32,571)	$(52,058)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Depreciation	1,891	2,028	1,957	7,590	8,555
Amortization of purchased intangible assets	—	—	—	—	104
Amortization of bond premium	258	429	—	687	—
Stock-based compensation expense	7,637	6,141	4,002	25,804	18,305
Veloce acquisition consideration	—	—	2,090	—	9,230
Tax effect on other comprehensive loss	49	—	160	49	126
Non-cash restructuring charges	—	—	2,601	—	2,615
Impairment of a strategic investment	—	—	500	—	3,000
Loss (gain) on short-term investments and other, net	7	(1)	(1,216)	(1,581)	(1,317)
Changes in operating assets and liabilities:
Accounts receivable	3,187	172	6,840	3,142	12,771
Inventories	3,533	700	698	7,382	(4,573)
Other assets	3,891	754	(705)	6,754	(1,440)
Accounts payable	(4,248)	992	(6,193)	(5,614)	(9,911)
Accrued payroll and other accrued liabilities	(1,018)	168	(2,200)	(680)	(3,127)
Veloce accrued liability	(9)	(9)	(169)	(108)	(9,150)
Deferred revenue	(7)	(39)	36	(69)	(152)
Net cash provided by (used for) operating activities	6,264	3,136	(6,743)	10,785	(27,022)
Investing activities:
Proceeds from sales and maturities of short-term investments	5,487	10,380	11,142	63,714	16,340
Purchases of short-term investments	(6,443)	(14,319)	(17,165)	(84,464)	(19,887)
Proceeds from sale of property and equipment	—	—	—	31	1
Purchases of property and equipment and other assets	(562)	(1,232)	(2,481)	(2,601)	(9,772)
Proceeds from sale of TPack	—	—	—	—	3,353
Net cash used for investing activities	(1,518)	(5,171)	(8,504)	(23,320)	(9,965)
Financing activities:
Proceeds from issuances of common stock	1,736	(2)	1,964	2,979	3,854
Funding of restricted stock units withheld for taxes	(187)	(268)	(302)	(1,874)	(1,911)
Net cash provided by (used for) financing activities	1,549	(270)	1,662	1,105	1,943
Net increase (decrease) in cash and cash equivalents	6,295	(2,305)	(13,585)	(11,430)	(35,044)
Cash and cash equivalents at the beginning of the period	18,770	21,075	50,080	36,495	71,539
Cash and cash equivalents at the end of the period	$25,065	$18,770	$36,495	$25,065	$36,495